Subsequent Events	6 Months Ended
Jun. 30, 2019
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

NOTE 18 – SUBSEQUENT EVENTS

On July 25, 2019, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended June 30, 2019 of $0.30 per unit. The distribution is payable on August 9, 2019 to all unitholders of common and general partner units of record as of August 6, 2019. The aggregate amount of the declared distribution will be $3,364.

On July 24, 2019, Navios Partners completed a $22,000 sale and leaseback transaction with unrelated third parties, for the Navios Ace, a 2011-built Capesize vessel of 179,016 dwt. The sale and leaseback transaction has a term of 11.0 years and an average daily payment of $6,500. This resulted at an implied fixed interest rate of 6.3%. Navios Partners has the option to buy the vessel starting at the end of year five de-escalating to a $6,300 obligation at maturity. Under ASC 842-40, the transfer of the vessel was determined to be a failed sale. There are no financial covenants or loan-to-value requirements in connection with the sale and leaseback agreement.

In July 2019, Navios Partners prepaid $34,000 and released two vessels from the collateral package of the Term Loan B Facility.

On July 24, 2019, Navios Partners took delivery of the Navios Libra, a 2019-built Kamsarmax vessel of 82,011 dwt, for a 10-year bareboat charter-in agreement. Navios Partners has the option to acquire the vessel after the end of the fourth year.

On July 4, 2019, Navios Partners entered into a new credit facility with Credit Agricole Corporate and Investment Bank (“CACIB”), (the “July 2019 Credit Facility”) of up to $52,800 (divided into four tranches) in order to refinance three Capesize vessels and one Panamax vessel. The credit facility has a term of approximately six years and bears interest at LIBOR plus 275 bps per annum. As of the filing of this Report, no amount had been drawn under this facility.